Summit Therapeutics Q1 2024 Earnings Call May 1, 2024 9:00am ET

Forward Looking Statement 2 Any statements in this presentation about the Company’s future expectations, plans and prospects, including but not limited to, statements about the clinical and preclinical development of the Company’s product candidates, entry into and actions related to the Company’s partnership with Akeso Inc., the Company’s anticipated spending and cash runway, the therapeutic potential of the Company’s product candidates, the potential commercialization of the Company’s product candidates, the timing of initiation, completion and availability of data from clinical trials, the potential submission of applications for marketing approvals, potential acquisitions and other statements containing the words "anticipate," "believe," "continue," "could," "estimate," "expect," "intend," "may," "plan," "potential," "predict," "project," "should," "target," "would," and similar expressions, constitute forward- looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors, including the results of our evaluation of the underlying data in connection with the development and commercialization activities for ivonescimab, the outcome of discussions with regulatory authorities, including the Food and Drug Administration, the uncertainties inherent in the initiation of future clinical trials, availability and timing of data from ongoing and future clinical trials, the results of such trials, and their success, and global public health crises that may affect timing and status of our clinical trials and operations, whether preliminary results from a clinical trial will be predictive of the final results of that trial or whether results of early clinical trials or preclinical studies will be indicative of the results of later clinical trials, whether business development opportunities to expand the Company’s pipeline of drug candidates, including without limitation, through potential acquisitions of, and/or collaborations with, other entities occur, expectations for regulatory approvals, laws and regulations affecting government contracts and funding awards, availability of funding sufficient for the Company’s foreseeable and unforeseeable operating expenses and capital expenditure requirements and other factors discussed in the "Risk Factors" section of filings that the Company makes with the Securities and Exchange Commission. Any change to our ongoing trials could cause delays, affect our future expenses, and add uncertainty to our commercialization efforts, as well as to affect the likelihood of the successful completion of clinical development of ivonescimab. Accordingly, the audience should not place undue reliance on forward-looking statements or information. In addition, any forward-looking statements included in this presentation represent the Company’s views only as of the date of this presentation and should not be relied upon as representing the Company’s views as of any subsequent date. The Company specifically disclaims any obligation to update any forward-looking statements included in this presentation. Summit Proprietary Information - Do Not Copy or Distribute Presentation Summit Therapeutics Q1 2024 Earnings Call, May 2024

Summit Therapeutics

MISSION	LEADERSHIP
…Improve quality of life, increase potential duration of life, and resolve serious medical healthcare needs…	Unmatched high-speed execution, proven track record FOCUSED ON PATIENTS FIRST

Lead Compound: Ivonescimab

Only Phase III PD-1/VEGF Bispecific Antibody in Summit's License Territories*



2024 Focus

Execute on Phase III clinical trials

Expand clinical development plan

Company Details

Focus	ONCOLOGY
Partnership	Akeso Inc.
Summit License Territories	United States, Canada, Europe, Japan
Chief Executive Officers	Bob Duggan Chairman & CEO Dr. Maky Zanganeh CEO & President
NASDAQ	SMMT
Market Cap	\$2.8B†
Cash	\$157M**
Employees	110+†
Offices	Miami, FL Menlo Park, CA Oxford, UK

Ivonescimab is an investigational therapy that is not approved by any regulatory authority. It is currently being investigated in Phase III clinical studies.

**As of March 31, 2024; †As of April 30, 2024

*There are no known PD-1-based bispecific antibodies approved by the U.S. Food and Drug Administration ("FDA") or the European Medicines Agency ("EMA").

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Summit Therapeutics Q1 2024 Earnings Call, May 2024

Summit therapeutics

Partnership with An Aligned Mission

Bringing ivonescimab to patients around the world

Akesobio

LEADING BIOPHARMA COMPANY IN CHINA

Michelle Xia, Ph.D.
Co-Founder, Chairwoman, President and CEO

Over 2,800 Employees

End-to-end In-house Capabilities

INNOVATOR[1,2]

World's first marketed PD-1 bispecific (cadonilimab)[3]

3 commercial drugs in China

120+ worldwide clinical trials*

30+ drug candidates

19 clinical-stage candidates

6+ bispecific antibodies


Anti-VEGF
Linkers
Anti-PD-1

Summit is actively recruiting two Phase III NSCLC clinical trials

HARMONi

HARMONi-3

Globally, 1,600+ patients treated with ivonescimab across all trials to date

1. Akeso Press Release (2022-12-06), 2. Akeso website accessed on 12.1.23, 3. https://scrip.citeline.com/SC146649/China-Approves-Worlds-First-Bispecific-IO-Drug-Amid-PD-1L1-Glut. Accessed 1.4.24.
*Including ISTs with Akeso products. NSCLC: Non-small Cell Lung Cancer

Ivonescimab is an investigational therapy that is not approved by any regulatory authority. It is currently being investigated in Phase III clinical studies.

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Summit Therapeutics Q1 2024 Earnings Call, May 2024

Ivonescimab

Cooperative Binding

Greater Than the Sum of Its Parts



Simultaneous blocking of PD-1 & VEGF[1,2,3]

Increased Avidity in TME

VEGF increases affinity to **PD-1 by >18X**[4]
PD-1 increases affinity to **VEGF by >4X**[4]
(*in vitro*)

Enhanced Activity of T Cells

VEGF dimer leads to potential interconnection of ivonescimab molecules, which may increase activity of T cells[4,5]


Anti PD-1
T Cell
Tumor Cell
Anti-VEGF
Anti-Angiogenesis
VEGF Dimer
PD-1 Receptor in T Cell

1. Zhao Y. et al., eClinicalMedicine. 2023; 3(62): 102106.,; 2. Manegold C, et al. J Thorac Oncol 2017;12(2):194-207 ; 3. Data on File. [14, 15] Summit Therapeutics Inc.;
4. Zhong T, et al. AACR-NCI-EORTC International Conference 2023.Poster #B123,Abstract #35333, Boston, MA, USA,; 5. Zhong T, et al. JITC 2022;10(2):521.

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Summit Therapeutics Q1 2024 Earnings Call, May 2024

Ivonescimab is an investigational therapy that is not approved by any regulatory authority. It is currently being investigated in Phase III clinical studies.

Ivonescimab Global Oncology Clinical Trials

Summit therapeutics

Trial	Indication	Histology/Population	Regimen	Phase III
HARMONi	NSCLC	**EGFRm+** 2L+ Advanced or Metastatic	Combo ivonescimab + chemo vs. placebo + chemo	
HARMONi-3	NSCLC	**Squamous** 1L Metastatic	Combo ivonescimab + chemo vs. pembro + chemo	

Akesobio

Indication	Regimen	Phase I	Phase II	Phase III
NSCLC: 2L EGFRm+	Randomized: Combo (chemo) vs. chemo			
NSCLC: 1L PD-L1 TPS>1%	Randomized: Monotherapy vs. pembro (PD-1)			
NSCLC: 1L Squamous	Randomized: Combo (chemo) vs. tislelizumab (PD-1) + chemo			
NSCLC: 1L Squamous	Randomized: Combo (chemo) vs. pembro (PD-1) + chemo			
Advanced Solid Tumors	Monotherapy			
NSCLC	Combo (chemo)			
NSCLC	Monotherapy			
GYN Tumors	Monotherapy			
Ovarian Cancer	Combination (PARPi)			
NSCLC	Monotherapy & Combo (chemo)			
CRC	Combo (CD47 + chemo)			
HCC	Monotherapy			
NSCLC	Combo (PD-1 / CTLA-4 bsAb + chemo)			
HNSCC	Combo (CD47)			
Advanced Solid Tumors**	Combo (CD47, CD47 + chemo, chemo)			
TNBC	Comb (chemo, CD47 + chemo)			
NSCLC	Combo (CD73 + chemo)			
Advanced Solid Tumors	Monotherapy			
ES-SCLC	Combo (chemo)			

These ivonescimab clinical trials are being conducted in China and/or Australia and are fully sponsored and managed by Akeso.

1,600+ Patients Treated with Ivonescimab

19 Clinical Trials
4 Phase III
13 Phase II
2 Phase I

7 Dedicated Trials Outside NSCLC

NSCLC: Non-Small-cell Lung Cancer, EGFRm+: Epidermal Growth Factor Receptor mutant positives, Combo: Combination, Chemo: Chemotherapy, pembro: pembrolizumab, CRC: Colorectal Cancer, HCC: Hepatocellular Carcinoma, HNSCC: Head & Neck Squamous Cell Carcinoma, BTC: Biliary Tract Cancer, TNBC: Triple Negative Breast Cancer, ES-SCLC: Extensive Stage Small Cell Lung Cancer, PD-1: Programmed Cell Death Protein 1, PARPi: poly(ADP-ribose) polymerase inhibitors **Includes Gastric, BTC, Pancreatic, NSCLC

★ Same Subset Patient Population
★ Same Subset Patient Population

Ivonescimab is an investigational therapy that is not approved by any regulatory authority. It is currently being investigated in Phase III clinical studies.

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Summit Therapeutics Q1 2024 Earnings Call, May 2024

• IC response rate 39% with chemo (25% CRs) by RANO • IC response rate 14% for ivonescimab monotherapy (14% CRs) • Median IC PFS 19.3 months across both cohorts Zhang L, et al., ELCC 2024, poster #174P Range of Intracranial Responses (RANO criteria) and Intracranial Progression-Free Survival in Phase II 7 Summit Proprietary Information - Do Not Copy, Photograph or Distribute Summit Therapeutics Q1 2024 Earnings Call, May 2024 Ivonescimab is an investigational therapy that is not approved by any regulatory authority. It is currently being investigated in Phase III clinical studies.

Zhang L, et al., ELCC 2024 poster #FPN 174P Ivonescimab Alone or in Combination with Chemo: CNS activity Intracranial Response Rates (RANO Criteria) Safety of ivonescimab in patients with untreated brain metastasis in Phase II • No cases of intracranial hemorrhage identified among these patients with brain metastases identified at baseline • Grade >3 TRAE rate 31.4% (11/35 patients) • Grade >3 TRSAE rate 20% (7/35 patients) 8 Summit Proprietary Information - Do Not Copy, Photograph or Distribute Summit Therapeutics Q1 2024 Earnings Call, May 2024 Ivonescimab is an investigational therapy that is not approved by any regulatory authority. It is currently being investigated in Phase III clinical studies.

Ivonescimab + Chemo (Partial Response) Ivonescimab Monotherapy (Complete Response) Zhang L, et al., ELCC 2024, poster #174P Intracranial (IC) Activity of Ivonescimab in Phase II 9 Summit Proprietary Information - Do Not Copy, Photograph or Distribute Summit Therapeutics Q1 2024 Earnings Call, May 2024 Ivonescimab is an investigational therapy that is not approved by any regulatory authority. It is currently being investigated in Phase III clinical studies.

Ivonescimab Global Oncology Clinical Trials



Summit therapeutics

	Trial	Indication	Histology/Population	Regimen	Phase III
★	HARMONi	NSCLC	**EGFRm+** 2L+ Advanced or Metastatic	Combo ivonescimab + chemo vs. placebo + chemo	▬
★	HARMONi-3	NSCLC	**Squamous** 1L Metastatic	Combo ivonescimab + chemo vs. pembro + chemo	▬

Akesobio

	Indication	Regimen	Phase I	Phase II	Phase III
★	NSCLC: 2L EGFRm+	Randomized: Combo (chemo) vs. chemo	▬	▬	▬
	NSCLC: 1L PD-L1 TPS>1%	Randomized: Monotherapy vs. pembro (PD-1)	▬	▬	▬
	NSCLC: 1L Squamous	Randomized: Combo (chemo) vs. tislelizumab (PD-1) + chemo	▬	▬	▬
★	NSCLC: 1L Squamous	Randomized: Combo (chemo) vs. pembro (PD-1) + chemo	▬	▬	▬
	Advanced Solid Tumors	Monotherapy	▬	▬	
	NSCLC	Combo (chemo)	▬	▬	
	NSCLC	Monotherapy	▬	▬	
	GYN Tumors	Monotherapy	▬	▬	
	Ovarian Cancer	Combination (PARPi)	▬	▬	
	NSCLC	Monotherapy & Combo (chemo)	▬	▬	
	CRC	Combo (CD47 + chemo)	▬	▬	
	HCC	Monotherapy	▬	▬	
	NSCLC	Combo (PD-1 / CTLA-4 bsAb + chemo)	▬	▬	
	HNSCC	Combo (CD47)	▬	▬	
	Advanced Solid Tumors**	Combo (CD47, CD47 + chemo, chemo)	▬	▬	
	TNBC	Comb (chemo, CD47 + chemo)	▬	▬	
	NSCLC	Combo (CD73 + chemo)	▬	▬	
	Advanced Solid Tumors	Monotherapy	▬		
	ES-SCLC	Combo (chemo)	▬		

These ivonescimab clinical trials are being conducted in China and/or Australia and are fully sponsored and managed by Akeso.

1,600+ Patients Treated with Ivonescimab

19
Clinical Trials
4 Phase III
13 Phase II
2 Phase I

7
Dedicated Trials
Outside NSCLC

NSCLC: Non-Small-cell Lung Cancer, EGFRm+: Epidermal Growth Factor Receptor mutant positives, Combo: Combination, Chemo: Chemotherapy, pembro: pembrolizumab, CRC: Colorectal Cancer, HCC: Hepatocellular Carcinoma, HNSCC: Head & Neck Squamous Cell Carcinoma, BTC: Biliary Tract Cancer, TNBC: Triple Negative Breast Cancer, ES-SCLC: Extensive Stage Small Cell Lung Cancer, PD-1: Programmed Cell Death Protein 1, PARPi: poly(ADP-ribose) polymerase inhibitors **Includes Gastric, BTC, Pancreatic, NSCLC

★ Same Subset Patient Population
★ Same Subset Patient Population

Ivonescimab is an investigational therapy that is not approved by any regulatory authority. It is currently being investigated in Phase III clinical studies.

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Summit Therapeutics Q1 2024 Earnings Call, May 2024

Summit therapeutics

Financial Summary Q1’24 vs. Q4’23 vs. Q1’23 Key Items as of March 31, 2024: • Cash and cash equivalents, restricted cash and short-term investments $157M • Total shares outstanding 702M Updated Cash Guidance: • Cash runway through Q1’2025 1) Excludes stock-based compensation 2) Excludes a one-time charge associated with the Company's in-licensing of ivonescimab from Akeso. Refer to the next slides for reconciliations between Generally Accepted Accounting Principles (GAAP) and Non-GAAP financial measures. 11 Summit Proprietary Information - Do Not Copy, Photograph or Distribute Summit Therapeutics Q1 2024 Earnings Call, May 2024

Schedule Reconciling Selected Non-GAAP Financial Measures Note 1: Stock-based compensation is a non-cash charge and costs calculated for this expense can vary year-over-year depending on the stock price of awards on the date of grant as well as the timing of compensation award arrangements. Note 2: In-process research and development represents a one-time charge associated with the Company's in-licensing of ivonescimab from Akeso.12 Summit Proprietary Information - Do Not Copy, Photograph or Distribute Summit Therapeutics Q1 2024 Earnings Call, May 2024

Schedule Reconciling Selected Non-GAAP Financial Measures Note 1: Stock-based compensation is a non-cash charge and costs calculated for this expense can vary year-over-year depending on the stock price of awards on the date of grant as well as the timing of compensation award arrangements. Note 2: In-process research and development represents a one-time charge associated with the Company's in-licensing of ivonescimab from Akeso. 13 Summit Proprietary Information - Do Not Copy, Photograph or Distribute Summit Therapeutics Q1 2024 Earnings Call, May 2024

Summit Therapeutics Q1 2024 Earnings Call May 1, 2024 9:00am ET